                                                                    EXHIBIT 99.1

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-01
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME:  MARTIN INDUSTRIES, INC.                    NO.  02-85553-JAC-11                           MONTH ENDING 5/31/03

             File for Each Month by the 15th of the Following Month
================================================================================
                         BUSINESS DEBTOR'S AFFIRMATIONS
================================================================================

        AS THE RESPONSIBLE PARTY FOR THE DEBTOR IN POSSESSION, I AFFIRM
        THAT THE RESPONSES TO THE QUESTIONS BELOW ARE TRUE TO THE BEST
        OF MY KNOWLEDGE AND BELIEF:

        1.  (A)  YES       X       NO                 All Post-petition business taxes are paid.
                       ----------       ----------

            (B)  YES               NO                 All Post-petition individual taxes are paid.
                       ----------       ----------

                 If no, the following taxes have not been paid since the filing of the petition:

                 TYPE OF TAX                                                             AMOUNT
                                                                                         $
                 ----------------------------------------------------------------------- -----------------------------------
                                                                                         $
                 ----------------------------------------------------------------------- -----------------------------------
                                                                                         $
                 ----------------------------------------------------------------------- -----------------------------------
                                                                                         $
                 ----------------------------------------------------------------------- -----------------------------------
                                                                                         $
                 ----------------------------------------------------------------------- -----------------------------------

        2.       YES        X      NO                 Adequate insurance on all property including
                        ----------       ----------   fire, theft, liability, collision, casualty,
                                                      and workman's compensation (if applicable)
                                                      is currently in full force and effect.

                 If no, enter:    TYPE                                                   not in force.
                                        -----------------------------------------------

                                  TYPE                                                   not in force.
                                        -----------------------------------------------

        3.       YES        X      NO                 New books and records were opened and are
                        ----------       ----------   being maintained daily.

        4.       YES               NO         X       New bank accounts were opened.
                        ----------       ----------

        5.       YES        X      NO                 Bank accounts are reconciled.
                        ----------       ----------

        6.       YES        X      NO                 I have otherwise complied with all
                        ----------       ----------   requirements of the Chapter 11 Operating Order.

        7.       YES        X      NO                 All financial statements filed with the
                        ----------       ----------   Bankruptcy Clerk's office are prepared in
                                                      accordance with generally accepted accounting
                                                      principles.

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

PHONE NO.  (216) 774-6000                     /s/ William Neitzke - President
                                              ---------------------------------
                                              RESPONSIBLE PARTY
DATE:       9-Jun-03
            -----------------------
================================================================================

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-02
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME:  MARTIN INDUSTRIES, INC.                    NO.  02-85553-JAC-11                           MONTH ENDING 5/31/03

                        Attach Business Forms BA-02 (A-D)
             File for Each Month by the 15th of the Following Month
================================================================================
                                BUSINESS DEBTOR'S
================================================================================

        CASH RECEIPTS & DISBURSEMENTS                                  INCOME STATEMENT
        -----------------------------                                  ----------------
CASH ON HAND (Beginning) of month is the same
figure as Cash on Hand (End) of last month.                       1.   REVENUE FROM TOTAL
                                                                       SALES & LEASE PAYMENTS                    $102,385.15
                                                                                                            ----------------
A.   CASH ON HAND                             $   150,524.10
                                              --------------
                                                                  2.   LESS COST OF THOSE
B.   RECEIPTS:                                                         SALES                                       10,407.50
                                                                                                            ----------------
                                                                       (Cost of materials,
     Accounts Receivable from                                          Labor, etc)
     Form BA-02 (A)-Line II (C)                           --
                                              --------------
                                                                  3.   EQUALS GROSS
     Cash Sales & Lease Receipts                  102,385.15           PROFIT (1 minus 2)                          91,977.65
                                              --------------                                               -----------------

     Sale of Property                                             4.   LESS OPERATING
                                              --------------           EXPENSES                                   121,225.18
     (Not in ordinary course                                                                               -----------------
      of business)
                                                                  5.   EQUALS NET PROFIT
     Other        Gain on AMAC                    150,000.00           OR LOSS FROM
                 ---------------------        --------------           OPERATIONS

     ---------------------------------        --------------           (3 minus 4)                                (29,247.53)
                                                                                                           -----------------
C.   TOTAL RECEIPTS                               252,385.15
     (total of B)                             --------------      6.   NON-OPERATING
                                                                       INCOME/EXPENSES
D.   BUSINESS DISBURSEMENTS                                            (LIST SPECIFIC
     FROM FORM BA-02 (B)                          137,632.68           INCOME/EXPENSES)
                                              --------------

                                                                      ------------------------------------
E.   SURPLUS OR DEFICIT                           114,752.47           Court Fees                                         --
                  (C minus D)                 --------------          ------------------------------------  ----------------
                                                                       Professional fees                                  --
                                                                      ------------------------------------  ----------------
                                                                       Outside services                             6,000.00
                                                                      ------------------------------------  ----------------
                                                                  7.
F.   CASH ON HAND (End)                                                EQUALS NET PROFIT
                  (A plus E)                      265,276.57           OR NET LOSS
                                              --------------
                                                                       (5 plus or minus 6)                        (35,247.53)
                                                                                                            ----------------

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                 /s/ William Neitzke - President
                                                 -------------------------------
DATE:_______    9-Jun-03                         RESPONSIBLE PARTY
================================================================================

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-02
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME:  MARTIN INDUSTRIES, INC.                    NO.  02-85553-JAC-11                           MONTH ENDING 5/31/03

                        Attach Business Forms BA-02 (A-D)
             File for Each Month by the 15th of the Following Month
================================================================================
                                BUSINESS DEBTOR'S
================================================================================

         CASH RECEIPTS & DISBURSEMENTS
================================================================================
CASH ON HAND (Beginning) of month is the same
figure as Cash on Hand (End) of last month.
PAYROLL ACCOUNT
A.       CASH ON HAND                                                  $  28.88
                                                                       --------

B.       RECEIPTS:

         Deposits to Payroll Account
                                                                       --------

         Cash Sales                                                          --
                                                                       --------

         Sale of Property                                                    --
         (Not in ordinary course                                        --------
          of business)

         Other
                    ------------------------------------               --------
                                                                             --
         -----------------------------------------------               --------

C.       TOTAL RECEIPTS                                                      --
         (total of B)                                                  --------

D.       BUSINESS DISBURSEMENTS
         Transfer to Admin Acct.                                          28.88
                                                                       --------

E.       SURPLUS OR DEFICIT                                              (28.88)
                    (C minus D)                                        --------

F.       CASH ON HAND (End)
                    (A plus E)                                         $     --
                                                                       --------

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                /s/ William Neitzke - President
                                                -------------------------------
DATE:___________          9-Jun-03              RESPONSIBLE PARTY
================================================================================

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (A)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME:  MARTIN INDUSTRIES, INC.                    NO.  02-85553-JAC-11                           MONTH ENDING 5/31/03

                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
                      BUSINESS DEBTOR'S ACCOUNTS RECEIVABLE
================================================================================

I.       NO ACCOUNTS RECEIVABLE WERE COLLECTED THIS MONTH.                          __X__ (Check
                                                                                    if true.)

II.      COLLECTION OF ACCOUNTS RECEIVABLE THIS MONTH:

         A.         Amount collected this month on accounts
                    receivable charged and paid this month.                         $      --
                                                                                    ---------

         B.         Amount collected this month on accounts
                    receivable charged in prior months                              $      --
                                                                                    ---------

         C.         TOTAL collected this month on accounts receivable               $      --
                                                                                    ---------

III. PENDING accounts receivable as of the end of this month. SEE ATTACHED SCHEDULE.

              ENTITY            0-30 DAYS              31-60 DAYS              61-90 DAYS               OVER 90              TOTAL
              ------            ---------              ----------              ----------               -------              -----
         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------

         --------------------------------------------------------------------------------------------------------------------------
              TOTALS         $    --                $     --                 $   --                     $  --              $   --
         --------------------------------------------------------------------------------------------------------------------------

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                 /s/ William Neitzke - President
                                                 -------------------------------
DATE:______________         9-Jun-03             RESPONSIBLE PARTY
================================================================================

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (B)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME:  MARTIN INDUSTRIES, INC.                    NO.  02-85553-JAC-11                           MONTH ENDING 5/31/03

                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
                     BUSINESS DEBTOR'S ACTUAL DISBURSEMENTS
================================================================================

               ACCOUNTING                                                                        $        --
                                                                                                 -----------
               ADVERTISING                                                                                --
                                                                                                 -----------
               AUTOMOBILES/VEHICLES (repairs & maintenance)                                               --
                                                                                                 -----------
               COMMISSIONS/CONTRACT LABOR                                                                 --
                                                                                                 -----------
               INSURANCE (TOTAL)
                                                                                                 -----------
                                        AUTO                                        $      --
                                                                                    ---------
                                        LIABILITY                                          --
                                                                                    ---------
                                        LIFE                                               --
                                                                                    ---------
                                        MEDICAL                                            --
                                                                                    ---------
                                        CASUALTY                                           --
                                                                                    ---------
                                        FIRE & THEFT                                       --
                                                                                    ---------
                                        WORKMAN'S COMP
                                                                                    ---------
                                        OTHER                                              --
                                                                                    ---------
               INTEREST PAID                                                                     $        --
                                                                                                 -----------
               INVENTORY PURCHASED
                                                                                                 -----------
               LEGAL                                                                                      --
                                                                                                 -----------
               POSTAGE / FREIGHT                                                                   10,131.00
                                                                                                 -----------
               RENT/LEASE PAYMENTS ON REAL ESTATE                                                         --
                                                                                                 -----------
               REPAIRS & MAINTENANCE                                                                9,344.84
                                                                                                 -----------
               SALARIES/WAGES PAID
                                                                                                 -----------
               SECURED LOAN PAYMENTS [ENTER FROM BA-02 (C) ]                                              --
                                                                                                 -----------
               SUPPLIES (TOTAL)                                                                       276.50
                                                                                                 -----------
                                        OFFICE                                             --
                                                                                    ---------
                                        OPERATING                                      276.50
                                                                                    ---------
               TRAVEL & ENTERTAINMENT                                                            $        --
                                                                                                 -----------
               TAXES  [ENTER FROM BA-02 (D) ]                                                      10,445.05
                                                                                                 -----------
               UNSECURED LOAN PAYMENTS                                                                    --
                                                                                                 -----------
               UTILITIES (TOTAL)                                                                   95,729.79
                                                                                                 -----------
                                        ELECTRICITY                                 94,677.49
                                                                                    ---------
                                        GAS                                                --
                                                                                    ---------
                                        TELEPHONE                                          --
                                                                                    ---------
                                        WATER                                              --
                                                                                    ---------
                                        OTHER                       Security         1,052.30
                                                                                    ---------

               OTHER BUSINESS DISBURSEMENTS                                                      $ 11,705.50
                                                                                                 -----------
                                        EMPLOYEE REIMBURSEMENTS                     $  665.75
                                                                                    ---------
                                        GARNISHMENTS                                $  181.75
                                                                                    ---------
                                        OUTSIDE SERVICES                            $6,000.00
                                                                                    ---------
                                        PROFESSIONAL SERVICES                       $      --
                                                                                    ---------
                                        OTHER                                       $4,857.00
                                                                                    ---------
                                        BANKRUPTCY COURT FEES                       $      --
                                                                                    ---------
                                        BUILDING SECURITY                           $      --
                                                                                    ---------

               TOTAL BUSINESS DISBURSEMENTS                                                       137,632.68
                                                                                                 -----------

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                 /s/ William Neitzke - President
                                                 -------------------------------
DATE:_________    9-Jun-03                       RESPONSIBLE PARTY
================================================================================

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (C)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME:  MARTIN INDUSTRIES, INC.                    NO.  02-85553-JAC-11                           MONTH ENDING 5/31/03

                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
              BUSINESS DEBTOR'S LOAN PAYMENTS TO SECURED CREDITORS
================================================================================

                     There are no secured debts.
------------------
                     (Check if true.)

                     No secured loan payments have been paid during this period.
------------------
                     (Check if true.)

                     List all secured creditors and their status below:

          CREDITOR                 COLLATERAL                Date Paid              Payment            Payment            *Payments
                                                                                    Amount             Amount                in
                                                                                     Due                Made               Arrears
        ------------          -------------------            ---------              -------            -------            ---------
        AmSouth Bank          A/R, Inventory, M&E                                   $
        ---------------------------------------------------------------------------------------------------------------------------
         M-TIN, LLC              Real Estate
        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------------
        * Number of post-petition payments in arrears

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                 /s/ William Neitzke - President
                                                 -------------------------------
DATE:_________    9-Jun-03                       RESPONSIBLE PARTY
================================================================================

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-02 (D)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME:  MARTIN INDUSTRIES, INC.                    NO.  02-85553-JAC-11                           MONTH ENDING 5/31/03

                          Attach to Business Form BA-02
             File for Each Month by the 15th of the Following Month
================================================================================
                         BUSINESS DEBTOR'S TAX PAYMENTS
================================================================================

A.       WITHHELD TAXES FOR EACH PAYROLL PERIOD

         Payroll               Payroll                                   FICA 941                          State          Local
          Date                 Amount                       -----------------------------------            Income         Income
                                                            Amount Due                Amount
                                                                                     Deposited
         --------              -------                      ----------               ---------             ------         ------
                                                                                       --                    --               --
         -----------------------------------------------------------------------------------------------------------------------
                                  --                            --                     --                    --               --
         -----------------------------------------------------------------------------------------------------------------------
                                  --                            --                     --                    --               --
         -----------------------------------------------------------------------------------------------------------------------
                                  --                            --                     --                    --               --
         -----------------------------------------------------------------------------------------------------------------------
            Total                 --                            --                     --                    --               --

B.       UNEMPLOYMENT TAXES FOR EACH PAYROLL PERIOD

         Payroll               Taxable                                   FUTA 940                          State
          Date                 Payroll                      -----------------------------------
                                                            Amount Due                Amount
                                                                                     Deposited
         --------              -------                      ----------               ---------             ------         ------
                                  --                            --                     --                    --
         -----------------------------------------------------------------------------------------------------------------------
                                  --                            --                     --                    --               --
         -----------------------------------------------------------------------------------------------------------------------
                                  --                            --                     --                    --               --
         -----------------------------------------------------------------------------------------------------------------------
                                  --                            --                     --                    --               --
         -----------------------------------------------------------------------------------------------------------------------
            Total                 --                            --                     --                    --               --

C        OTHER TAXES (SPECIFY TYPE: EXCISE, SALES, ETC.
         INCLUDING INCOME TAXES DUE AND PAID QUARTERLY)

                              DUE                                                                 PAID
         ------------------------------------------------------          --------------------------------------------------------
            Date               Type                     Amount             Date                Type                      Amount
         ----------     ---------------------         ---------          --------       ---------------------           ---------
                        Department of                 10,176.08                         Department of                   10,176.08
                        Industrial Relations                                            Industrial Relations                   --
         --------------------------------------------------------------------------------------------------------------------------
                                                                                                      --                       --
         --------------------------------------------------------------------------------------------------------------------------
                        ALATAX                            86.60                         ALATAX                              86.60
         --------------------------------------------------------------------------------------------------------------------------
                                                                                                      --                       --
         --------------------------------------------------------------------------------------------------------------------------
                        Department of Rev               157.37                          Department of Rev                  157.37
                        Sales Tax                                                       Sales Tax                              --
         --------------------------------------------------------------------------------------------------------------------------
                                                                                                                               --
         --------------------------------------------------------------------------------------------------------------------------
                        Fla Dept of Rev                  25.00                          Fla Dept of Rev                     25.00
                        Sales Tax                                                       Sales Tax
         --------------------------------------------------------------------------------------------------------------------------
             Total                                    10,445.05                                                         10,445.05

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                 /s/ William Neitzke - President
                                                 -------------------------------
DATE:_________    6/9/2003                       RESPONSIBLE PARTY
================================================================================

CHAPTER 11 OPERATING ORDER FORM                                   BUSINESS BA-03
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME:  MARTIN INDUSTRIES, INC.                    NO.  02-85553-JAC-11                           MONTH ENDING 5/31/03

                         Attach Business Form BA-03 (A)
             File for Each Month by the 15th of the Following Month
================================================================================
                         BUSINESS DEBTOR'S BANK ACCOUNTS
             (All accounts must be listed whether dormant or active)
================================================================================

Bank, Credit Union                   Account No.              Statement                Statement                  Pre-petition
S & L, Etc.                         (Check, Save,             Balance                     Date                       Account
                                     CD, Etc.)                   $                                                    Y or N
------------------                   ------------            ----------               ----------                  ------------
AmSouth Bank                         0010012710                      --               5/31/2003                         Y
AmSouth Bank                         0033761132                6,749.85               5/31/2003                         N
AmSouth Bank                         0033761175              258,526.72               5/31/2003                         N
AmSouth Bank                         0087083027                      --               5/31/2003                         Y

================================================================================
                                  GROSS PAYROLL
                  (Wages, Salaries, Commissions, Bonuses, Etc.)
================================================================================

Officer #1 (Name)                                                                                      Amount:            $    --
                                          -------------------------------------------                                     --------
Officer #2 (Name)                                                                                                         $    --
                                          -------------------------------------------                                     --------
Other Office (Name)                                                                                                       $    --
                                          -------------------------------------------                                     --------
Employees (Number)                                                                                                        $    --
                                          -------------------------------------------                                     --------
Employees (Relatives)                                                                                                     $    --
                                          -------------------------------------------                                     --------
Name                                                                                                                      $    --
                                          -------------------------------------------                                     --------
Name                                                                                                                      $    --
                                          -------------------------------------------                                     --------

================================================================================
                            INVENTORY (IF APPLICABLE)
================================================================================

Inventory - Beginning of Month (COST)
                                                            ---------
Inventory - Purchased this Month - CASH
                                                            ---------
Inventory - Purchased this Month - CREDIT                   $      --
                                                            ---------
Inventory - Sold this Month
                                                            ---------
Inventory - End of Month (COST)
                                                                             --------

================================================================================
                PAYMENTS MADE TO PRE-PETITION UNSECURED CREDITORS
================================================================================

__X__  A.  No payments on pre-petition debts have been made this month.
_____  B.  The following payments have been made this month to unsecured creditors whose debts were incurred prior to the filing of this case.

         Creditor                                   Amount                          Date                       Reason
         --------                                   ------                          ----                       ------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                 /s/ William Neitzke - President
                                                 -------------------------------
DATE:_________    6/9/03                         RESPONSIBLE PARTY
================================================================================

CHAPTER 11 OPERATING ORDER FORM                               BUSINESS BA-03 (A)
================================================================================
          UNITED STATES BANKRUPTCY COURT - NORTHERN DISTRICT OF ALABAMA
================================================================================

CASE NAME:  MARTIN INDUSTRIES, INC.                    NO.  02-85553-JAC-11                           MONTH ENDING 5/31/03

                          Attach to Business Form BA-03
             File for Each Month by the 15th of the Following Month
================================================================================
                BUSINESS DEBTOR'S POST-PETITION ACCOUNTS PAYABLE
================================================================================
                                  CHECK A or B

     A.  All operating expenses since the beginning of this case have been paid.
---
         Therefore, there are no post-petition accounts payable.

 X   B.  Post-petition accounts payable are:
---

      ENTITY OWED                          0 - 30             31 - 60             61 - 90                 OVER 90           TOTAL
                                           DAYS               DAYS                DAYS                    DAYS
----------------------------            ---------             -------           ---------                 -------         ---------
BOWNE OF ATLANTA                          400.00                                                                             400.00
------------------------------------------------------------------------------------------------------------------------------------
ALARM CONSULTANTS                         390.00                                                                             390.00
------------------------------------------------------------------------------------------------------------------------------------
FLORENCE UTILITIES                      2,200.00                                                                           2,200.00
------------------------------------------------------------------------------------------------------------------------------------
BELLSOUTH / AT&T                                                                 40,000.00                                40,000.00
------------------------------------------------------------------------------------------------------------------------------------
SHEFFIELD POWER WATER & GAS             2,000.00                                                                           2,000.00
------------------------------------------------------------------------------------------------------------------------------------
BRADLEY ARANT                          47,000.00                                                                          47,000.00
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       --                                        --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                                 --
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    TOTALS                          $  51,990.00             $   --            $ 40,000.00                $  --          $91,990.00

================================================================================
I CERTIFY THAT THE ABOVE INFORMATION IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

                                                 /s/ William Neitzke - President
                                                 -------------------------------
DATE:_________    6/9/2003                       RESPONSIBLE PARTY
================================================================================